Exhibit 23(a)


                              KPMG Peat Marwick LLP

                          Independent Auditors' Consent
                          -----------------------------


The Board of Directors
GST Telecommunications, Inc.

We consent to the use of our report, dated November 22, 1996, incorporated herein by reference in the Registration Statement on Form S-3, dated February 13, 1997, of GST Telecommunications, Inc. and to the references to our firm under the "Experts" heading in the prospectus.

                                   by: /s/ KPMG Peat Marwick LLP
                                       -------------------------
                                           KPMG Peat Marwick LLP

Portland, Oregon
February 13, 1997